UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 5)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 1, 1998

NVE Corporation
(Exact name of registrant as specified in its charter)

Minnesota	000-12196	41-1424202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11409 Valley View Road, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 829-9217

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NVEC	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment Number 5 to Form 8-K is being filed to disclose an amendment to the lease agreement on the building housing our offices and manufacturing facility.

Item 1.01 Entry into a Material Definitive Agreement.

General Information

Effective November 4, 2024 we executed a Sixth Amendment between us and our landlord, GRE – Bryant Lake, LLC, to a lease agreement originally effective October 1, 1998 covering the building housing our offices and manufacturing. The building consists of approximately 21,362 square feet of offices, laboratories, and production areas. Our lease would have expired March 31, 2026 without the Sixth Amendment.

Description of the Terms and Conditions of the Amendment

The Sixth Amendment extends the lease for an additional term of 62 months through May 31, 2031. The lease may be further extended at our option subject to certain conditions. Our monthly base rent will increase from $15,416.24 for March 2026 under the current lease to $17,214.21 on April 1, 2026 under the Sixth Amendment, with additional annual increases specified. The Sixth Amendment also provides free base rent for the first two months of the additional term and provides a $100,000 improvement allowance subject to certain conditions.

The foregoing descriptions of the lease and amendments do not purport to be complete and are qualified in their entirety by reference to the full text of the Sixth Amendment filed as Exhibit 10.7 and the other documents incorporated by reference to this Current Report Amendment Number 5 to Form 8-K/A and incorporated by reference into this Item 1.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date November 7, 2024	NVE CORPORATION (Registrant) /s/ DANIEL A. BAKER Daniel A. Baker President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit #	Description

10.1	Lease dated October 1, 1998 between the company and Glenborough Properties, LP (incorporated by reference to the Form 10-QSB for the period ended September 30, 2002).
10.2	First amendment to lease between the company and Glenborough dated September 18, 2002 (incorporated by reference to the Form 10-QSB for the period ended September 30, 2002).
10.3	Second amendment to lease between the company and Glenborough dated December 1, 2003 (incorporated by reference to the Form 10-QSB for the period ended December 31, 2003).
10.4	Third amendment to lease between the company and Carlson Real Estate (incorporated by reference to the Form 8-K/A filed December 20, 2007).
10.5	Fourth amendment to lease between the company and the Barbara C. Gage Revocable Trust (incorporated by reference to our Current Report on Form 8-K/A filed August 3, 2011).
10.6	Fifth amendment to lease between the company and GRE – Bryant Lake, LLC (incorporated by reference to our Current Report on Form 8-K/A filed March 3, 2020).
10.7	Sixth amendment to lease between the company and GRE – Bryant Lake, LLC (filed with this Current Report on Form 8-K/A).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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